UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2015 root9B Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50502	20-0443575
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4521 Sharon Road, Suite 300 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 521-8077

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 9, 2015, root9B Technologies, Inc. (the “Corporation”), IPSA International Services, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation (“Merger Sub”), and IPSA International, Inc. (“IPSA”), a Nevada corporation, entered into an amendment (the “Amendment”) to the previously executed Agreement and Plan of Merger (the “Merger Agreement”) through which the Corporation, through its Merger Sub, acquired IPSA.

Pursuant to the terms of the Amendment, IPSA agreed to remove the requirement that the Corporation issue a certain number of post-closing shares of common stock in the event IPSA achieves certain income and revenue targets.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
10.1	Letter Agreement by and between root9B Technologies, Inc., IPSA International Services, Inc. and IPSA International, Inc. dated October 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROOT9B TECHNOLOGIES, INC.
/s/ Joseph J. Grano
Dated: October 15, 2015	By:	Joseph J. Grano
Chief Executive Officer